Loan Servicing	12 Months Ended
Dec. 31, 2024
Loan Servicing
Loan Servicing

Note 5. Loan Servicing

Mortgage loans serviced for others are not included in the accompanying consolidated balance sheets. The unpaid principal balances of mortgage loans serviced for others were $127.9 million and $136.7 million at December 31, 2024 and 2023, respectively. Proceeds on loan sales of $5.1 million and $8.0 million were realized for December 31, 2024 and 2023, with net gains of $88,087 and $153,491 for the respective periods. Most loan sales are with servicing rights retained.

The following table summarizes changes in the carrying amount of MSRs, included in other assets in the consolidated balance sheets, for the years ended December 31,

	2024	2023

Balance at beginning of year	$787,013	$862,593
MSRs capitalized	42,551	68,297
MSRs amortized	(125,076)	(143,877)
Balance at end of year	$704,488	$787,013